Spartan®

U.S. Equity Index

Fund

Annual Report

February 28, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of the major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

If additional copies of financial reports, prospectuses or historical account information are needed, or for more information on any Fidelity fund including charges and expenses, please call the appropriate number listed below or the number provided to your institutional or employer-sponsored retirement plan. Read the prospectus carefully before you invest or send money.
Retirement Plan Level Accounts
Corporate Clients (800) 962-1375
"Not For Profit" Clients (800) 343-0860
Financial and Other Institutions
Nationwide (800) 843-3001
Other Investors (800) 544-8888

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the fund nor Fidelity Distributions Corporation is a bank.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Equity investors were still in search of solid footing after the first two months of 2002. High profile benchmarks such as the NASDAQ Composite® Index and Standard & Poor's 500SM Index were down year to date, but the blue chips' Dow Jones Industrial AverageSM posted a modest single-digit gain. Meanwhile, municipal bonds and mortgage-backed securities were the early performance leaders among the investment-grade fixed-income markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan® US Equity Index	-9.69%	48.67%	221.34%
S&P 500 ®	-9.51%	50.03%	228.19%
S&P 500 Index Objective Funds	-10.13%	46.25%	215.74%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the S&P 500 index objective funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 175 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan US Equity Index	-9.69%	8.25%	12.38%
S&P 500	-9.51%	8.54%	12.66%
S&P 500 Index Objective Funds	-10.13%	7.89%	12.18%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Performance - continued

$100,000 Over 10 Years

$100,000 Over 10 Years: Let's say hypothetically that $100,000 was invested in Spartan US Equity Index Fund on February 28, 1992. As the chart shows, by February 28, 2002, the value of the investment would have grown to $321,344 - a 221.34% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $100,000 would have grown to $328,193 - a 228.19% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The LipperSM S&P 500 funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of February 28, 2002, the one year, five year, and 10 year cumulative total returns for the S&P 500 funds average were, -10.13%, 46.25%, and 215.74%. The one year, five year and 10 year average annual total returns were, -10.13%, 7.89% and 12.18%, respectively.

Annual Report

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Patrick Cannon, who oversees the Spartan U.S. Equity Index Fund's investment management personnel as Managing Director for Deutsche Asset Management, Inc., sub-adviser of the fund

Q. How did the fund perform, Patrick?

A. For the 12 months that ended February 28, 2002, the fund returned -9.69%. This performance closely followed that of the Standard & Poor's 500 Index, which returned -9.51% during the same time span. The fund's performance also was in line with that of other funds tracking the S&P 500; the S&P 500 index objective funds average, measured by Lipper Inc., returned -10.13% during the past 12 months.

Q. What economic factors helped send the stock market lower?

A. The U.S. economy continued to decline throughout the first half of the period and culminated in negative growth during the third quarter of 2001, when the longest economic expansion in the nation's history officially came to an end. Corporate earnings had been deteriorating for some time, but the September 11 terrorist attacks sped up the decline significantly. Profits plummeted in the midst of economic and political uncertainty, and companies, trying to stay competitive, laid off workers by the thousands. Even before the full economic effects of September 11 became clear, however, investors rushed to sell stocks and drove the market sharply lower. For example, in just the first five trading days after the attacks, the market dropped 12 percent.

Q. Yet the stock market recovered by the end of the period. It even surpassed its pre-September 11 level. Why?

A. A number of factors helped moderate the impact of the recession. The accumulated effects of 11 interest rate reductions during 2001 helped spare the economy from worse trouble by making it cheaper for businesses to borrow and invest capital. The low interest rates enabled some automakers to offer zero-percent financing for new car purchases; this popular promotion was one of the major drivers of consumer spending, which remained healthy throughout the period and helped the economy grow a surprising 1.4 percent during the year's fourth quarter. Continued strength in housing-related spending also provided a significant boost to economic performance. As the evidence mounted that the economy was healthier than believed, the stock market rallied off its lows. Nevertheless, ongoing accounting-related fears - spurred by Enron's collapse - worried investors and prevented the market from surpassing its early-2001 levels.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What areas of the market best weathered the difficult economic environment?

A. The decline in stock prices was pretty broad-based, meaning that most sectors of the economy were hurt to some extent by the slowdown, with technology and telecommunications by far the worst affected. According to Goldman Sachs, the consumer industries sector was the only one to turn in positive performance during the period. Yet despite the generally negative conditions, many individual companies in the S&P 500 still managed to thrive. Discount retailers such as Wal-Mart Stores and Target prospered as consumers looked for attractive prices during difficult times. Similarly, the two largest do-it-yourself home-improvement retailers, Home Depot and Lowe's, both had strong earnings growth as consumers continued to buy, sell and fix up their homes. Johnson & Johnson, one of the world's largest makers of health care products, also turned in strong results during the period. The company's existing pharmaceutical products continued to generate strong sales, and investors were optimistic about promising future medical products, such as drug-coated coronary stents. Consumer-products giant Procter & Gamble was another strong performer, thanks to the company's diversified offering of products, many of which - such as shampoo and laundry detergent - consumers need no matter how tough the economy is. Lastly, Bank of America, the third-largest bank in the U.S., added to returns. The company's mortgage banking division benefited from the low interest rate environment, which encouraged homeowners to refinance their existing mortgages.

Q. Which S&P 500 stocks dragged down the index?

A. General Electric, the largest company in the index, was a major detractor from performance. GE's stock price declined for a variety of reasons, including concerns about the departure of successful CEO Jack Welch; exposure to the sharp slowdown in television advertising spending through its NBC unit; and, late in the period, anxiety about the company's accounting methods. Media conglomerate AOL Time Warner also weighed down the index. The company fell short of overly optimistic estimates for earnings growth, and investors punished the stock accordingly. Accounting fears led to the rapid demise of energy-trading firm Enron, which had a significant negative impact on the fund's performance, even though the company's average weighting in the index during the period was relatively modest. Another stock that hurt results was pharmaceutical giant Merck. Merck's valuation declined steadily because investors worried that the company had too few drugs in its pipeline to sustain future earnings growth. Finally, as I mentioned earlier, telecommunications and technology stocks were beaten up during the past 12 months, the result of their rapid appreciation in previous years coupled with declining demand for their products. Data-storage leader EMC, along with leading telecom and tech names such as Nortel Networks, Cisco, Sun Microsystems and Qwest Communications, all saw their earnings and stock prices shrink dramatically.

Q. What's your outlook, Patrick?

A. If the recession is ending, as the data suggest, it would be a remarkable accomplishment for the economy, given the scale of the events surrounding September 11. An economic recovery would mean increased corporate profits - a favorable trend for the stock market. History, moreover, is on the stock market's side: The S&P 500, which declined in 2000 and 2001, hasn't fallen in three straight years since World War II. While that's no guarantee that a decline couldn't happen this year, this track record is a strong indication that investors may be well served by continuing to own stocks as part of a well-diversified financial plan.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: total return that corresponds to that of the Standard & Poor's 500 Index

Start date: February 17, 1988

Size: as of February 28, 2002, more than $15.9 billion

Sub-adviser: Deutsche Asset Management, Inc., since 1997

3

Patrick Cannon on changes to the S&P 500:

"The S&P 500 is an index of 500 stocks chosen to be a representation of the broader market. Periodically, companies will be added or deleted from the index. Usually, this is based on such events as acquisitions, spin-offs or shifts in asset size."

Here are some of the changes to the index during the past 12 months involving some well-known companies:

  January 16, 2002: Plum Creek Timber replaced Kmart, whose market value collapsed after the retailer filed for bankruptcy protection.
  November 29, 2001: Energy-trader Enron, undone by inflated profits and hidden debts, was replaced by semiconductor maker NVIDIA.
  October 9, 2001: TECO Energy, an electric utility, replaced telecommunications carrier Global Crossing, whose stock price fell too low for S&P 500 inclusion.
  October 9, 2001: Texaco was acquired by S&P 500 component Chevron and replaced in the index by Equity Office Properties.
  September 20, 2001: Biopharmaceutical company Immunex replaced Tosco in the index. Tosco was acquired by S&P 500 component Phillips Petroleum.

Annual Report

Investment Changes

Top Ten Stocks as of February 28, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.7	3.9
Microsoft Corp.	3.1	3.0
Exxon Mobil Corp.	2.7	2.7
Wal-Mart Stores, Inc.	2.7	2.1
Pfizer, Inc.	2.5	2.3
Citigroup, Inc.	2.3	2.2
American International Group, Inc.	1.9	2.0
Intel Corp.	1.9	1.8
Johnson & Johnson	1.8	1.5
International Business Machines Corp.	1.6	1.7
	24.2
Market Sectors as of February 28, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.9	17.7
Information Technology	15.8	16.2
Health Care	14.6	13.9
Consumer Discretionary	13.5	12.7
Industrials	11.2	11.2
Consumer Staples	8.9	8.4
Energy	6.6	6.7
Telecommunication Services	4.9	5.8
Utilities	2.9	3.7
Materials	2.8	2.7

Annual Report

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.5%
Auto Components - 0.3%
Cooper Tire & Rubber Co.	110,056	$ 2,104
Dana Corp.	226,204	4,207
Delphi Automotive Systems Corp.	865,702	13,843
Goodyear Tire & Rubber Co.	255,952	7,039
Johnson Controls, Inc.	134,814	11,966
TRW, Inc.	190,079	9,551
Visteon Corp.	199,977	2,836
		51,546
Automobiles - 0.7%
Ford Motor Co.	2,819,680	41,957
General Motors Corp.	862,214	45,680
Harley-Davidson, Inc.	470,784	24,132
		111,769
Hotels, Restaurants & Leisure - 1.0%
Carnival Corp.	898,465	24,519
Darden Restaurants, Inc.	182,127	7,700
Harrah's Entertainment, Inc. (a)	174,670	7,064
Hilton Hotels Corp.	575,037	7,395
International Game Technology (a)	136,525	9,218
Marriott International, Inc. Class A	374,957	14,800
McDonald's Corp.	1,997,819	52,143
Starbucks Corp. (a)	591,586	13,612
Starwood Hotels & Resorts Worldwide, Inc. unit	307,773	11,080
Tricon Global Restaurants, Inc. (a)	226,323	13,382
Wendy's International, Inc.	164,612	5,105
		166,018
Household Durables - 0.5%
American Greetings Corp. Class A	101,256	1,394
Black & Decker Corp.	125,748	6,099
Centex Corp.	94,647	5,531
Fortune Brands, Inc.	231,703	10,542
KB Home	78,488	3,426
Leggett & Platt, Inc.	306,046	7,850
Maytag Corp.	119,731	4,781
Newell Rubbermaid, Inc.	415,553	12,936
Pulte Homes, Inc.	91,872	4,772
Snap-On, Inc.	90,945	3,133
The Stanley Works	132,225	6,668
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Tupperware Corp.	91,703	$ 1,851
Whirlpool Corp.	104,261	7,830
		76,813
Leisure Equipment & Products - 0.2%
Brunswick Corp.	136,650	3,688
Eastman Kodak Co.	452,591	14,257
Hasbro, Inc.	268,949	3,849
Mattel, Inc.	671,436	12,724
		34,518
Media - 4.0%
AOL Time Warner, Inc. (a)	6,864,378	170,237
Clear Channel Communications, Inc. (a)	934,257	43,555
Comcast Corp. Class A (special) (a)	1,476,348	50,004
Dow Jones & Co., Inc.	132,636	7,402
Gannett Co., Inc.	412,339	31,412
Interpublic Group of Companies, Inc.	591,590	16,091
Knight-Ridder, Inc.	131,295	8,849
McGraw-Hill Companies, Inc.	301,090	19,812
Meredith Corp.	77,683	3,065
Omnicom Group, Inc.	290,455	27,169
The New York Times Co. Class A	236,552	10,385
TMP Worldwide, Inc. (a)	174,895	4,883
Tribune Co.	464,113	19,873
Univision Communications, Inc. Class A (a)	333,000	13,733
Viacom, Inc. Class B (non-vtg.) (a)	2,804,548	130,552
Walt Disney Co.	3,182,197	73,191
		630,213
Multiline Retail - 4.1%
Big Lots, Inc.	178,751	2,252
Costco Wholesale Corp. (a)	702,690	28,993
Dillard's, Inc. Class A	128,886	2,591
Dollar General Corp.	515,304	7,601
Family Dollar Stores, Inc.	267,343	8,780
Federated Department Stores, Inc. (a)	299,064	12,534
JCPenney Co., Inc.	409,446	8,001
Kohls Corp. (a)	520,557	35,226
Nordstrom, Inc.	212,467	5,409
Sears, Roebuck & Co.	501,190	26,353
Target Corp.	1,403,295	58,798
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
The May Department Stores Co.	464,660	$ 17,025
Wal-Mart Stores, Inc.	6,993,558	433,671
		647,234
Specialty Retail - 2.4%
AutoZone, Inc. (a)	167,858	11,139
Bed Bath & Beyond, Inc. (a)	451,545	15,082
Best Buy Co., Inc. (a)	328,105	22,114
Circuit City Stores, Inc. - Circuit City Group	324,666	5,805
Gap, Inc.	1,346,155	16,113
Home Depot, Inc.	3,693,471	184,674
Lowe's Companies, Inc.	1,204,446	54,501
Office Depot, Inc. (a)	478,341	9,093
RadioShack Corp.	279,337	7,665
Sherwin-Williams Co.	242,157	6,398
Staples, Inc. (a)	718,751	14,138
The Limited, Inc.	671,281	12,090
Tiffany & Co., Inc.	227,723	7,472
TJX Companies, Inc.	425,835	16,169
Toys 'R' Us, Inc. (a)	309,619	5,514
		387,967
Textiles & Apparel - 0.3%
Jones Apparel Group, Inc. (a)	195,497	6,971
Liz Claiborne, Inc.	164,190	4,977
NIKE, Inc. Class B	418,904	24,657
Reebok International Ltd. (a)	92,099	2,549
VF Corp.	173,746	7,306
		46,460
TOTAL CONSUMER DISCRETIONARY		2,152,538
CONSUMER STAPLES - 8.9%
Beverages - 2.7%
Adolph Coors Co. Class B	57,896	3,503
Anheuser-Busch Companies, Inc.	1,375,538	69,946
Brown-Forman Corp. Class B (non-vtg.)	106,547	7,240
Coca-Cola Enterprises, Inc.	691,556	12,054
Pepsi Bottling Group, Inc.	441,424	10,969
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Beverages - continued
PepsiCo, Inc.	2,757,919	$ 139,275
The Coca-Cola Co.	3,899,518	184,798
		427,785
Food & Drug Retailing - 1.2%
Albertson's, Inc.	631,974	19,124
CVS Corp.	608,223	16,617
Kroger Co. (a)	1,249,858	27,684
Safeway, Inc. (a)	780,863	33,561
SUPERVALU, Inc.	207,264	5,379
Sysco Corp.	1,036,419	30,647
Walgreen Co.	1,586,717	63,849
Winn-Dixie Stores, Inc.	219,790	3,681
		200,542
Food Products - 1.5%
Archer-Daniels-Midland Co.	1,028,259	14,241
Campbell Soup Co.	636,996	17,033
ConAgra Foods, Inc.	835,387	19,556
General Mills, Inc.	566,466	26,188
H.J. Heinz Co.	544,444	22,197
Hershey Foods Corp.	210,889	14,899
Kellogg Co.	632,076	21,838
Sara Lee Corp.	1,218,008	25,481
Unilever NV (NY Shares)	888,794	51,799
Wm. Wrigley Jr. Co.	350,172	19,624
		232,856
Household Products - 1.8%
Clorox Co.	362,301	15,865
Colgate-Palmolive Co.	881,211	49,330
Kimberly-Clark Corp.	817,026	51,146
Procter & Gamble Co.	2,035,380	172,580
		288,921
Personal Products - 0.5%
Alberto-Culver Co. Class B	88,751	4,621
Avon Products, Inc.	367,846	19,014
Gillette Co.	1,641,685	56,129
		79,764
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.2%
Philip Morris Companies, Inc.	3,417,282	$ 179,954
UST, Inc.	251,388	8,763
		188,717
TOTAL CONSUMER STAPLES		1,418,585
ENERGY - 6.6%
Energy Equipment & Services - 0.7%
Baker Hughes, Inc.	521,252	18,405
Halliburton Co.	664,816	10,943
Nabors Industries, Inc. (a)	217,957	7,731
Noble Drilling Corp. (a)	204,500	7,205
Rowan Companies, Inc. (a)	143,884	2,683
Schlumberger Ltd. (NY Shares)	894,479	52,068
Transocean Sedco Forex, Inc.	494,615	13,854
		112,889
Oil & Gas - 5.9%
Amerada Hess Corp.	136,396	9,448
Anadarko Petroleum Corp.	416,048	21,676
Apache Corp.	211,149	11,138
Ashland, Inc.	108,544	4,710
Burlington Resources, Inc.	311,499	11,706
ChevronTexaco Corp.	1,663,346	140,453
Conoco, Inc.	968,050	26,776
Devon Energy Corp.	196,773	8,595
EOG Resources, Inc.	180,179	6,340
Exxon Mobil Corp.	10,633,188	439,151
Kerr-McGee Corp.	153,446	8,484
Marathon Oil Corp.	494,863	13,609
Occidental Petroleum Corp.	576,125	15,463
Phillips Petroleum Co.	590,720	34,917
Royal Dutch Petroleum Co. (NY Shares)	3,300,021	169,522
Sunoco, Inc.	133,306	5,135
Unocal Corp.	375,819	13,503
		940,626
TOTAL ENERGY		1,053,515
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 17.9%
Banks - 6.2%
AmSouth Bancorp.	568,831	$ 12,031
Bank of America Corp.	2,483,737	158,835
Bank of New York Co., Inc.	1,142,193	42,992
Bank One Corp.	1,810,044	64,872
BB&T Corp.	701,158	25,950
Charter One Financial, Inc.	345,087	10,511
Comerica, Inc.	274,779	16,446
Fifth Third Bancorp	942,718	60,108
FleetBoston Financial Corp.	1,621,638	54,130
Golden West Financial Corp., Delaware	248,369	15,834
Huntington Bancshares, Inc.	384,523	7,094
KeyCorp	653,486	16,389
Marshall & Ilsley Corp.	164,100	10,008
Mellon Financial Corp.	724,187	26,071
National City Corp.	938,143	26,756
Northern Trust Corp.	343,415	18,586
PNC Financial Services Group, Inc.	439,950	24,171
Regions Financial Corp.	349,552	11,360
SouthTrust Corp.	527,994	13,342
SunTrust Banks, Inc.	447,184	28,079
Synovus Financial Corp.	448,116	13,130
U.S. Bancorp, Delaware	3,027,670	63,127
Union Planters Corp.	210,959	9,822
Wachovia Corp.	2,112,173	70,188
Washington Mutual, Inc.	1,498,089	48,733
Wells Fargo & Co.	2,696,723	126,476
Zions Bancorp	141,200	7,462
		982,503
Diversified Financials - 7.1%
AMBAC Financial Group, Inc.	162,034	10,054
American Express Co.	2,134,588	77,806
Bear Stearns Companies, Inc.	148,103	8,159
Capital One Financial Corp.	333,515	16,432
Charles Schwab Corp.	2,131,474	27,794
Citigroup, Inc.	8,067,897	365,072
Countrywide Credit Industries, Inc.	189,307	7,771
Fannie Mae	1,553,014	121,523
Franklin Resources, Inc.	408,355	16,685
Freddie Mac	1,080,274	68,857
Household International, Inc.	744,500	38,342
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
J.P. Morgan Chase & Co.	3,064,486	$ 89,636
Lehman Brothers Holdings, Inc.	372,066	21,022
MBNA Corp.	1,347,250	46,723
Merrill Lynch & Co., Inc.	1,317,838	63,190
Moody's Corp.	245,874	9,097
Morgan Stanley Dean Witter & Co.	1,707,133	83,854
Providian Financial Corp.	430,160	1,673
State Street Corp.	503,594	25,532
Stilwell Financial, Inc.	347,795	7,933
T. Rowe Price Group, Inc.	194,848	7,757
USA Education, Inc.	245,352	22,756
		1,137,668
Insurance - 4.4%
ACE Ltd.	434,700	19,083
AFLAC, Inc.	815,942	20,970
Allstate Corp.	1,166,894	40,865
American International Group, Inc.	4,058,894	300,236
Aon Corp.	417,789	14,468
Cincinnati Financial Corp.	246,322	9,905
Conseco, Inc. (a)	504,637	1,892
Hartford Financial Services Group, Inc.	376,972	25,257
Jefferson-Pilot Corp.	233,272	11,797
John Hancock Financial Services, Inc.	466,852	17,932
Lincoln National Corp.	296,622	15,190
Loews Corp.	300,132	17,507
Marsh & McLennan Companies, Inc.	426,766	45,045
MBIA, Inc.	227,452	13,295
MetLife, Inc.	1,130,049	36,026
MGIC Investment Corp.	164,199	11,021
Progressive Corp.	113,472	17,679
SAFECO Corp.	195,273	6,630
The Chubb Corp.	265,721	19,966
The St. Paul Companies, Inc.	326,398	15,961
Torchmark Corp.	195,539	7,859
UnumProvident Corp.	380,057	10,763
XL Capital Ltd. Class A	205,500	19,576
		698,923
Real Estate - 0.2%
Equity Office Properties Trust	653,800	18,764
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
Equity Residential Properties Trust (SBI)	431,100	$ 11,618
Plum Creek Timber Co., Inc.	284,000	8,790
		39,172
TOTAL FINANCIALS		2,858,266
HEALTH CARE - 14.6%
Biotechnology - 1.1%
Amgen, Inc. (a)	1,557,077	90,279
Biogen, Inc. (a)	228,402	12,140
Chiron Corp. (a)	292,044	12,681
Genzyme Corp. - General Division (a)	328,400	14,574
Immunex Corp. (a)	995,700	28,616
MedImmune, Inc. (a)	360,721	14,873
		173,163
Health Care Equipment & Supplies - 1.6%
Applera Corp. - Applied Biosystems Group	327,170	7,394
Bausch & Lomb, Inc.	88,002	3,342
Baxter International, Inc.	921,186	51,107
Becton, Dickinson & Co.	407,212	14,941
Biomet, Inc.	424,839	12,983
Boston Scientific Corp. (a)	634,337	14,184
C.R. Bard, Inc.	82,104	4,466
Guidant Corp. (a)	477,308	19,808
Medtronic, Inc.	1,885,825	83,995
St. Jude Medical, Inc. (a)	137,588	10,773
Stryker Corp.	308,713	18,986
Zimmer Holdings, Inc. (a)	307,044	10,980
		252,959
Health Care Providers & Services - 1.4%
Aetna, Inc.	225,852	7,918
AmerisourceBergen Corp.	158,479	10,729
Cardinal Health, Inc.	699,667	46,241
CIGNA Corp.	225,893	20,263
HCA, Inc.	800,881	32,620
Health Management Associates, Inc. Class A (a)	381,400	6,732
HealthSouth Corp. (a)	610,217	7,268
Humana, Inc. (a)	262,563	3,440
Manor Care, Inc. (a)	159,253	2,986
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
McKesson Corp.	442,216	$ 15,588
Quintiles Transnational Corp. (a)	194,050	3,223
Tenet Healthcare Corp. (a)	535,456	30,923
UnitedHealth Group, Inc.	484,837	35,146
Wellpoint Health Networks, Inc. (a)	99,182	12,063
		235,140
Pharmaceuticals - 10.5%
Abbott Laboratories	2,464,258	139,354
Allergan, Inc.	202,709	13,144
American Home Products Corp.	2,081,832	132,300
Bristol-Myers Squibb Co.	3,006,746	141,317
Eli Lilly & Co.	1,763,822	133,574
Forest Laboratories, Inc. (a)	275,608	21,916
Johnson & Johnson	4,782,234	291,238
King Pharmaceuticals, Inc. (a)	379,714	11,794
Merck & Co., Inc.	3,588,364	220,074
Pfizer, Inc.	9,875,432	404,498
Pharmacia Corp.	2,002,739	82,212
Schering-Plough Corp.	2,273,923	78,428
Watson Pharmaceuticals, Inc. (a)	162,610	4,761
		1,674,610
TOTAL HEALTH CARE		2,335,872
INDUSTRIALS - 11.2%
Aerospace & Defense - 1.8%
Boeing Co.	1,350,481	62,068
General Dynamics Corp.	310,824	28,248
Goodrich Corp.	152,507	4,552
Honeywell International, Inc.	1,319,974	50,317
Lockheed Martin Corp.	679,946	38,356
Northrop Grumman Corp.	169,441	18,137
Raytheon Co.	600,661	23,240
Rockwell Collins, Inc.	274,460	6,381
United Technologies Corp.	744,015	54,276
		285,575
Air Freight & Couriers - 0.2%
FedEx Corp. (a)	475,405	27,507
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Airlines - 0.2%
AMR Corp. (a)	240,234	$ 6,270
Delta Air Lines, Inc.	191,707	6,614
Southwest Airlines Co.	1,190,100	25,123
U.S. Airways Group, Inc. (a)	106,123	565
		38,572
Building Products - 0.1%
Crane Co.	92,974	2,271
Masco Corp.	714,071	20,044
		22,315
Commercial Services & Supplies - 2.0%
Allied Waste Industries, Inc. (a)	306,457	3,999
Automatic Data Processing, Inc.	960,983	50,653
Avery Dennison Corp.	171,880	11,000
Cendant Corp. (a)	1,524,576	26,543
Cintas Corp.	276,800	12,259
Concord EFS, Inc. (a)	826,166	24,810
Convergys Corp. (a)	270,991	8,263
Deluxe Corp.	104,036	4,931
eFunds Corp. (a)	1	0
Equifax, Inc.	230,669	6,920
First Data Corp.	594,910	48,497
Fiserv, Inc. (a)	294,054	12,568
H&R Block, Inc.	284,606	14,358
IMS Health, Inc.	466,166	9,323
Paychex, Inc.	585,711	21,642
Pitney Bowes, Inc.	381,315	15,908
R.R. Donnelley & Sons Co.	179,184	5,126
Robert Half International, Inc. (a)	295,910	7,697
Sabre Holdings Corp. Class A (a)	205,502	9,044
Waste Management, Inc.	976,231	25,685
		319,226
Construction & Engineering - 0.0%
Fluor Corp.	124,845	4,733
McDermott International, Inc. (a)	94,096	1,347
		6,080
Electrical Equipment - 0.4%
American Power Conversion Corp. (a)	325,613	4,262
Cooper Industries, Inc.	154,572	5,464
Emerson Electric Co.	670,927	38,639
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
Molex, Inc.	301,603	$ 8,927
Power-One, Inc. (a)	116,329	818
Rockwell International Corp.	303,260	5,989
Thomas & Betts Corp.	105,226	2,010
		66,109
Industrial Conglomerates - 4.8%
General Electric Co.	15,477,778	595,899
Minnesota Mining & Manufacturing Co.	612,300	72,209
Textron, Inc.	218,482	10,384
Tyco International Ltd.	3,101,407	90,251
		768,743
Machinery - 1.1%
Caterpillar, Inc.	531,787	29,519
Cummins, Inc.	72,343	3,008
Danaher Corp.	220,896	14,851
Deere & Co.	362,867	17,392
Dover Corp.	312,540	12,367
Eaton Corp.	106,612	8,608
Illinois Tool Works, Inc.	472,986	34,793
Ingersoll-Rand Co. Ltd. Class A	260,017	13,001
ITT Industries, Inc.	132,832	7,837
Navistar International Corp.	90,876	3,864
PACCAR, Inc.	118,230	8,504
Pall Corp.	190,323	3,715
Parker Hannifin Corp.	181,270	9,031
		166,490
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	604,619	17,546
CSX Corp.	330,342	12,467
Norfolk Southern Corp.	597,421	14,213
Ryder System, Inc.	122,262	3,436
Union Pacific Corp.	385,602	23,394
		71,056
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - 0.1%
Genuine Parts Co.	267,962	$ 9,789
W.W. Grainger, Inc.	144,943	8,591
		18,380
TOTAL INDUSTRIALS		1,790,053
INFORMATION TECHNOLOGY - 15.8%
Communications Equipment - 2.2%
ADC Telecommunications, Inc. (a)	1,158,111	4,169
Andrew Corp. (a)	122,800	2,064
Avaya, Inc. (a)	452,668	2,422
CIENA Corp. (a)	503,002	3,903
Cisco Systems, Inc. (a)	11,409,631	162,815
Comverse Technology, Inc. (a)	284,770	4,457
Corning, Inc.	1,461,385	9,835
JDS Uniphase Corp. (a)	2,054,926	9,966
Lucent Technologies, Inc.	5,295,727	29,603
Motorola, Inc.	3,544,876	46,083
Nortel Networks Corp.	5,133,996	26,029
QUALCOMM, Inc. (a)	1,187,022	39,468
Scientific-Atlanta, Inc.	248,463	5,558
Tellabs, Inc. (a)	631,962	6,484
		352,856
Computers & Peripherals - 3.6%
Apple Computer, Inc. (a)	593,373	12,876
Compaq Computer Corp.	2,642,147	26,791
Dell Computer Corp. (a)	4,098,755	101,198
EMC Corp. (a)	3,450,897	37,615
Gateway, Inc. (a)	513,657	2,363
Hewlett-Packard Co.	3,020,474	60,772
International Business Machines Corp.	2,677,798	262,746
Lexmark International, Inc. Class A (a)	203,490	10,115
NCR Corp. (a)	149,359	6,243
Network Appliance, Inc. (a)	518,559	8,292
Palm, Inc. (a)	851,317	2,571
Sun Microsystems, Inc. (a)	5,046,857	42,949
		574,531
Electronic Equipment & Instruments - 0.5%
Agilent Technologies, Inc. (a)	713,328	22,220
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Jabil Circuit, Inc. (a)	302,900	$ 5,649
Millipore Corp.	72,735	3,797
PerkinElmer, Inc.	189,200	4,352
Sanmina-SCI Corp. (a)	826,954	8,394
Solectron Corp. (a)	1,268,637	10,492
Symbol Technologies, Inc.	360,120	3,108
Tektronix, Inc. (a)	141,364	3,380
Thermo Electron Corp.	283,752	5,774
Waters Corp. (a)	207,900	6,497
		73,663
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	949,232	13,726
IT Consulting & Services - 0.4%
Computer Sciences Corp. (a)	267,544	12,711
Electronic Data Systems Corp.	738,971	43,621
Sapient Corp. (a)	193,122	848
Unisys Corp. (a)	490,106	5,440
		62,620
Office Electronics - 0.1%
Xerox Corp.	1,127,151	10,945
Semiconductor Equipment & Products - 4.1%
Advanced Micro Devices, Inc. (a)	531,144	7,170
Altera Corp. (a)	600,959	11,460
Analog Devices, Inc. (a)	563,445	20,966
Applied Materials, Inc. (a)	1,270,258	55,218
Applied Micro Circuits Corp. (a)	467,707	3,597
Broadcom Corp. Class A (a)	408,956	12,535
Conexant Systems, Inc. (a)	399,249	4,088
Intel Corp.	10,437,991	298,005
KLA-Tencor Corp. (a)	302,724	17,531
Linear Technology Corp.	493,337	18,170
LSI Logic Corp. (a)	573,203	8,592
Maxim Integrated Products, Inc. (a)	502,996	23,017
Micron Technology, Inc. (a)	933,176	30,002
Mykrolis Corp.	49,227	522
National Semiconductor Corp. (a)	274,888	6,913
Novellus Systems, Inc. (a)	223,936	9,537
NVIDIA Corp. (a)	239,900	12,237
PMC-Sierra, Inc. (a)	258,679	3,779
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
QLogic Corp. (a)	145,051	$ 5,403
Teradyne, Inc. (a)	278,479	9,332
Texas Instruments, Inc.	2,694,930	79,096
Vitesse Semiconductor Corp. (a)	299,642	2,103
Xilinx, Inc. (a)	520,463	18,695
		657,968
Software - 4.8%
Adobe Systems, Inc.	369,379	13,438
Autodesk, Inc.	84,892	3,750
BMC Software, Inc. (a)	377,027	6,051
Citrix Systems, Inc. (a)	288,039	4,370
Computer Associates International, Inc.	965,784	15,723
Compuware Corp. (a)	570,807	6,513
Intuit, Inc. (a)	327,694	12,416
Mercury Interactive Corp. (a)	128,119	4,341
Microsoft Corp. (a)	8,414,709	490,914
Novell, Inc. (a)	507,372	2,075
Oracle Corp. (a)	8,723,470	144,984
Parametric Technology Corp. (a)	414,886	3,054
PeopleSoft, Inc. (a)	468,775	13,627
Rational Software Corp. (a)	301,900	5,603
Siebel Systems, Inc. (a)	715,824	19,871
VERITAS Software Corp. (a)	644,927	22,888
		769,618
TOTAL INFORMATION TECHNOLOGY		2,515,927
MATERIALS - 2.8%
Chemicals - 1.3%
Air Products & Chemicals, Inc.	354,672	17,202
Dow Chemical Co.	1,403,985	43,917
E.I. du Pont de Nemours & Co.	1,595,374	74,727
Eastman Chemical Co.	121,316	5,338
Ecolab, Inc.	200,128	9,372
Engelhard Corp.	203,834	5,864
Great Lakes Chemical Corp.	80,294	1,891
Hercules, Inc. (a)	174,129	2,177
International Flavors & Fragrances, Inc.	148,310	5,109
PPG Industries, Inc.	262,833	13,496
Praxair, Inc.	251,050	14,536
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
Rohm & Haas Co.	344,244	$ 13,222
Sigma Aldrich Corp.	115,480	5,265
		212,116
Construction Materials - 0.1%
Vulcan Materials Co.	157,762	7,625
Containers & Packaging - 0.1%
Ball Corp.	85,598	3,620
Bemis Co., Inc.	83,742	4,770
Pactiv Corp. (a)	252,334	4,802
Sealed Air Corp. (a)	131,562	5,918
Temple-Inland, Inc.	76,187	4,243
		23,353
Metals & Mining - 0.8%
Alcan, Inc.	499,433	20,218
Alcoa, Inc.	1,321,032	49,631
Allegheny Technologies, Inc.	125,769	1,963
Barrick Gold Corp.	833,622	14,985
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	224,151	3,284
Inco Ltd. (a)	283,759	5,278
Newmont Mining Corp.	608,921	14,687
Nucor Corp.	121,266	6,852
Phelps Dodge Corp.	122,917	4,660
Placer Dome, Inc.	510,849	5,924
United States Steel Corp.	139,598	2,474
Worthington Industries, Inc.	133,960	1,971
		131,927
Paper & Forest Products - 0.5%
Boise Cascade Corp.	92,629	3,330
Georgia-Pacific Group	360,303	9,242
International Paper Co.	751,491	32,878
Louisiana-Pacific Corp.	172,205	1,738
MeadWestvaco Corp.	314,241	10,917
Weyerhaeuser Co.	337,734	20,879
		78,984
TOTAL MATERIALS		454,005
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 4.9%
Diversified Telecommunication Services - 4.5%
ALLTEL Corp.	493,802	$ 27,480
AT&T Corp.	5,487,341	85,273
BellSouth Corp.	2,911,922	112,866
CenturyTel, Inc.	213,574	7,091
Citizens Communications Co.	426,500	3,885
Qwest Communications International, Inc.	2,570,909	22,367
SBC Communications, Inc.	5,271,593	199,477
Sprint Corp. - FON Group	1,481,161	20,870
Verizon Communications, Inc.	4,215,394	197,280
WorldCom, Inc. - WorldCom Group	4,567,998	34,351
		710,940
Wireless Telecommunication Services - 0.4%
AT&T Wireless Services, Inc. (a)	4,196,299	42,341
Nextel Communications, Inc. Class A (a)	1,303,984	6,507
Sprint Corp. - PCS Group Series 1 (a)	1,560,850	14,438
		63,286
TOTAL TELECOMMUNICATION SERVICES		774,226
UTILITIES - 2.9%
Electric Utilities - 2.3%
AES Corp. (a)	824,571	4,255
Allegheny Energy, Inc.	192,471	6,654
Ameren Corp.	212,325	8,650
American Electric Power Co., Inc.	499,501	21,903
Calpine Corp. (a)	578,011	4,248
Cinergy Corp.	245,303	7,801
CMS Energy Corp.	210,567	4,590
Consolidated Edison, Inc.	328,335	13,396
Constellation Energy Group, Inc.	251,949	7,276
Dominion Resources, Inc.	407,861	23,770
DTE Energy Co.	253,610	10,505
Duke Energy Corp.	1,271,258	44,875
Edison International (a)	502,006	7,932
Entergy Corp.	341,882	14,113
Exelon Corp.	497,466	24,515
FirstEnergy Corp.	460,803	16,865
FPL Group, Inc.	272,229	14,458
Mirant Corp. (a)	634,268	5,505
PG&E Corp. (a)	598,497	12,694
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
Pinnacle West Capital Corp.	130,128	$ 5,278
PPL Corp.	225,685	7,360
Progress Energy, Inc.	338,598	15,149
Public Service Enterprise Group, Inc.	324,807	13,697
Reliant Energy, Inc.	460,975	9,588
Southern Co.	1,078,178	27,386
TECO Energy, Inc.	214,300	5,353
TXU Corp.	410,748	20,895
Xcel Energy, Inc.	570,130	13,484
		372,195
Gas Utilities - 0.4%
El Paso Corp.	836,071	32,674
KeySpan Corp.	218,880	7,015
Kinder Morgan, Inc.	175,238	7,185
Nicor, Inc.	71,838	3,006
NiSource, Inc.	325,538	6,833
Peoples Energy Corp.	57,428	2,133
Sempra Energy	325,884	7,274
		66,120
Multi-Utilities - 0.2%
Dynegy, Inc. Class A	542,983	13,884
Williams Companies, Inc.	796,315	12,303
		26,187
TOTAL UTILITIES		464,502
TOTAL COMMON STOCKS (Cost $12,085,392)		15,817,489
U.S. Treasury Obligations - 1.0%
Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 1.64% to 1.72% 3/7/02 to 4/11/02 (b) (Cost $156,800)	$ 156,986	156,803
Money Market Funds - 5.7%
	Shares	Value (Note 1) (000s)
Deutsche Daily Assets Fund Institutional, 2.07% (c) (Cost $909,241)	909,240,527	$ 909,241
TOTAL INVESTMENT PORTFOLIO - 105.8% (Cost $13,151,433)		16,883,533
NET OTHER ASSETS - (5.8)%		(920,287)
NET ASSETS - 100%		$ 15,963,246
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
500 S&P 500 Index Contracts	March 2002	$ 138,363	$ 531

The face value of futures purchased as a percentage of net assets - 0.9%
Legend
(a) Non-income producing
(b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $16,416,000.
(c) The rate quoted is the annualized daily yield of the fund at period end.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,562,138,000 and $600,322,000, respectively, of which $78,093,000 represents the value of securities delivered in redemption of fund shares. The realized gain (loss) of $52,175,000 on securities delivered in redemption of fund shares is not taxable to the fund.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the Deutsche Asset Management, Inc. The commissions paid to these affiliated firms were $112,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $57,503,000. The weighted average interest rate was 2.36%. Interest expense includes $26,000 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $11,665,000. The weighted average interest rate was 3.08%. Interest expense includes $8,000 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $13,275,280,000. Net unrealized appreciation aggregated $3,608,253,000, of which $5,944,982,000 related to appreciated investment securities and $2,336,729,000 related to depreciated investment securities.

The fund hereby designates approximately $11,315,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2002, the fund had a capital loss carryforward of approximately $153,552,000 all of which will expire on February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $874,551) (cost $13,151,433) - See accompanying schedule		$ 16,883,533
Cash		155
Receivable for investments sold		3,055
Receivable for fund shares sold		26,541
Dividends receivable		24,957
Other receivables		337
Total assets		16,938,578
Liabilities
Payable for investments purchased	$ 44,470
Payable for fund shares redeemed	18,334
Accrued management fee	461
Payable for daily variation on futures contracts	548
Other payables and accrued expenses	2,278
Collateral on securities loaned, at value	909,241
Total liabilities		975,332
Net Assets		$ 15,963,246
Net Assets consist of:
Paid in capital		$ 12,483,508
Undistributed net investment income		35,317
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(288,216)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,732,637
Net Assets, for 406,634 shares outstanding		$ 15,963,246
Net Asset Value, offering price and redemption price per share ($15,963,246 ÷ 406,634 shares)		$39.26

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended February 28, 2002
Investment Income Dividends		$ 219,595
Interest		5,291
Security lending		4,480
Total income		229,366
Expenses
Management fee	$ 38,998
Transfer agent fees	22,602
Accounting and security lending fees	1,260
Non-interested trustees' compensation	38
Registration fees	258
Audit	128
Legal	96
Interest	34
Miscellaneous	2,242
Total expenses before reductions	65,656
Expense reductions	(35,986)	29,670
Net investment income		199,696
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(157,401)
Foreign currency transactions	(21)
Futures contracts	(29,595)	(187,017)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,721,895)
Futures contracts	4,944	(1,716,951)
Net gain (loss)		(1,903,968)
Net increase (decrease) in net assets resulting from operations		$ (1,704,272)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations Net investment income	$ 199,696	$ 198,049
Net realized gain (loss)	(187,017)	486,243
Change in net unrealized appreciation (depreciation)	(1,716,951)	(2,166,508)
Net increase (decrease) in net assets resulting from operations	(1,704,272)	(1,482,216)
Distributions to shareholders From net investment income	(193,069)	(202,932)
From net realized gain	(11,568)	-
Total distributions	(204,637)	(202,932)
Share transactions Net proceeds from sales of shares	5,333,929	6,893,369
Reinvestment of distributions	201,891	200,227
Cost of shares redeemed	(4,509,970)	(7,198,618)
Net increase (decrease) in net assets resulting from share transactions	1,025,850	(105,022)
Total increase (decrease) in net assets	(883,059)	(1,790,170)
Net Assets
Beginning of period	16,846,305	18,636,475
End of period (including undistributed net investment income of $35,317 and $29,063, respectively)	$ 15,963,246	$ 16,846,305
Other Information Shares
Sold	129,568	137,710
Issued in reinvestment of distributions	5,042	4,018
Redeemed	(110,520)	(143,247)
Net increase (decrease)	24,090	(1,519)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2002	2001	2000 D	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 44.04	$ 48.52	$ 44.30	$ 37.90	$ 28.85
Income from Investment Operations
Net investment income B	.50	.52	.55	.53	.55
Net realized and unrealized gain (loss)	(4.76)	(4.47)	4.54	6.74	9.29
Total from investment operations	(4.26)	(3.95)	5.09	7.27	9.84
Less Distributions
From net investment income	(.49)	(.53)	(.55)	(.53)	(.54)
From net realized gain	(.03)	-	(.32)	(.34)	(.25)
Total distributions	(.52)	(.53)	(.87)	(.87)	(.79)
Net asset value, end of period	$ 39.26	$ 44.04	$ 48.52	$ 44.30	$ 37.90
Total Return A	(9.69)%	(8.26)%	11.53%	19.50%	34.65%
Ratios to Average Net Assets C
Expenses before expense reductions	.40%	.39%	.39%	.42%	.51%
Expenses net of voluntary waivers, if any	.19%	.19%	.19%	.19%	.20%
Expenses net of all reductions	.18%	.17%	.18%	.18%	.19%
Net investment income	1.23%	1.03%	1.14%	1.33%	1.66%
Supplemental Data
Net assets, end of period (in millions)	$ 15,963	$ 16,846	$ 18,636	$ 15,766	$ 11,177
Portfolio turnover rate	4%	12%	8%	4%	2%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2002

1. Significant Accounting Policies.

Spartan U.S. Equity Index Fund (the fund) is a fund of Fidelity Concord Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, redemptions in kind, non-taxable dividends and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of February 28, 2002, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 35,290,000
Capital loss carryforwards	(153,552,000)

Annual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 193,322,000
Long-term capital gains	11,315,000
$ 204,637,000

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee of .24% of the fund's average net assets.

Sub-Adviser and Security Lending Fees. FMR and the fund have entered into a sub-advisory agreement with Deutsche Asset Management, Inc. (DAMI). DAMI receives a sub-advisory fee from FMR for providing investment management services to the fund. For these services, FMR pays DAMI fees at an annual rate of 0.006% of the fund's average net assets. Prior to May 1, 2001, Bankers Trust Company (Bankers Trust) was serving as

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser and Security Lending Fees - continued

sub-adviser of the fund. Under a separate custodian agreement, Bankers Trust receives a fee for providing custodial services to the fund. Bankers Trust and DAMI are both wholly-owned indirect subsidiaries of Deutsche Bank AG. All personnel employed by DAMI in managing the fund were employed by Bankers Trust in substantially the same capacity.

Under a separate securities lending agreement with Bankers Trust, the fund receives at least 75% of net income from the securities lending program. Bankers Trust retains no more than 25% of net income under this agreement. For the period, Bankers Trust retained $1,297,000.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .14% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the sub-adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission(the SEC), the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral(in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded .19% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $34,645,000.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $76,000 and $1,265,000, respectively.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Concord Street Trust and the Shareholders of Spartan U.S. Equity Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan U.S. Equity Index Fund (a fund of Fidelity Concord Street Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan U.S. Equity Index Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 11, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 261 funds advised by FMR or an affiliate. Mr. McCoy oversees 263 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 185 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1987
President of Spartan U.S. Equity Index. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Name, Age; Principal Occupation
Abigail P. Johnson (40)**

Year of Election or Appointment: 2001
Senior Vice President of Spartan U.S. Equity Index (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990
Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001
Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991
Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Name, Age; Principal Occupation
Phyllis Burke Davis (70)

Year of Election or Appointment: 1992
Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997
Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Name, Age; Principal Occupation
Marie L. Knowles (55)

Year of Election or Appointment: 2001
Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

Name, Age; Principal Occupation
William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Phillip L. Bullen (42)

Year of Election or Appointment: 2001

Vice President of Spartan U.S. Equity Index. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Bond Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), and President and a Director of Fidelity Management & Research (Far East) Inc. (2001). Before joining Fidelity, Mr. Bullen was President, Chief Investment Officer, and a founding partner for Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1977-1997).

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Spartan U.S. Equity Index. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Spartan U.S. Equity Index. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1988 Assistant Treasurer of Spartan U.S. Equity Index. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Spartan U.S. Equity Index. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 1998

Assistant Treasurer of Spartan U.S. Equity Index. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 2.34% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 84% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 19, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	8,819,588,805.72	86.889
Against	650,461,475.00	6.408
Abstain	680,414,006.27	6.703
TOTAL	10,150,464,286.99	100.000
Broker Non-Votes	2,131,957.62
PROPOSAL 2
To elect as Trustees the fourteen nominees specified below.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	9,675,331,661.43	95.299
Withheld	477,264,583.18	4.701
TOTAL	10,152,596,244.61	100.000
Ralph F. Cox
Affirmative	9,670,789,030.38	95.254
Withheld	481,807,214.23	4.746
TOTAL	10,152,596,244.61	100.000
Phyllis Burke Davis
Affirmative	9,664,095,501.68	95.188
Withheld	488,500,742.93	4.812
TOTAL	10,152,596,244.61	100.000
Robert M. Gates
Affirmative	9,671,899,977.22	95.265
Withheld	480,696,267.39	4.735
TOTAL	10,152,596,244.61	100.000
	# of Votes Cast	% of Votes Cast
Abigail P. Johnson
Affirmative	9,643,959,688.95	94.990
Withheld	508,636,555.66	5.010
TOTAL	10,152,596,244.61	100.000
Edward C. Johnson 3d
Affirmative	9,664,359,346.59	95.191
Withheld	488,236,898.02	4.809
TOTAL	10,152,596,244.61	100.000
Donald J. Kirk
Affirmative	9,675,977,243.57	95.305
Withheld	476,619,001.04	4.695
TOTAL	10,152,596,244.61	100.000
Marie L. Knowles
Affirmative	9,674,916,692.17	95.295
Withheld	477,679,552.44	4.705
TOTAL	10,152,596,244.61	100.000
Ned C. Lautenbach
Affirmative	9,676,903,944.61	95.315
Withheld	475,692,300.00	4.685
TOTAL	10,152,596,244.61	100.000
Peter S. Lynch
Affirmative	9,679,628,785.30	95.341
Withheld	472,967,459.31	4.659
TOTAL	10,152,596,244.61	100.000
Marvin L. Mann
Affirmative	9,674,126,969.13	95.287
Withheld	478,469,275.48	4.713
TOTAL	10,152,596,244.61	100.000
William O. McCoy
Affirmative	9,674,922,519.73	95.295
Withheld	477,673,724.88	4.705
TOTAL	10,152,596,244.61	100.000
	# of Votes Cast	% of Votes Cast
Robert C. Pozen
Affirmative	9,674,209,165.13	95.288
Withheld	478,387,079.48	4.712
TOTAL	10,152,596,244.61	100.000
William S. Stavropoulos
Affirmative	9,655,325,574.88	95.102
Withheld	497,270,669.73	4.898
TOTAL	10,152,596,244.61	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	6,800,923,621.09	84.215
Against	559,378,196.94	6.927
Abstain	715,325,063.32	8.858
TOTAL	8,075,626,881.35	100.000
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	6,778,991,514.61	83.944
Against	565,566,303.22	7.003
Abstain	731,069,063.52	9.053
TOTAL	8,075,626,881.35	100.000

*Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Deutsche Asset Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Custodian

Bankers Trust Company

New York, NY

UEI-ANN-0402 155617
1.768776.100

Supplement to the Spartan® U.S. Equity Index Fund
Annual Report
dated February 28, 2002

The following information is added to the "Performance: The Bottom Line" section in the annual report at page 5.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UEI_BK_0402
1.772218.100

Fidelity ®

U.S. Bond Index
Fund

Annual Report

February 28, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

If additional copies of financial reports, prospectuses or historical account information are needed, or for more information on any Fidelity fund including charges and expenses, please call the appropriate number listed below or the number provided to your institutional or employer-sponsored retirement plan. Read the prospectus carefully before you invest or send money.
Retirement Plan Level Accounts
Corporate Clients (800) 962-1375
"Not For Profit" Clients (800) 343-0860
Financial and Other Institutions
Nationwide (800) 843-3001
Other Investors (800) 544-8888

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the fund nor Fidelity Distributions Corporation is a bank.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equity investors were still in search of solid footing after the first two months of 2002. High profile benchmarks such as the NASDAQ Composite® Index and Standard & Poor's 500SM Index were down year to date, but the blue chips' Dow Jones Industrial AverageSM posted a modest single-digit gain. Meanwhile, municipal bonds and mortgage-backed securities were the early performance leaders among the investment-grade fixed-income markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® US Bond Index	7.48%	44.18%	105.94%
LB Aggregate Bond	7.67%	44.84%	106.10%
Intermediate Investment-Grade Debt Funds	6.38%	37.89%	94.70%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the intermediate U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 338 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity US Bond Index	7.48%	7.59%	7.49%
LB Aggregate Bond	7.67%	7.69%	7.50%
Intermediate Investment-Grade Debt Funds	6.38%	6.62%	6.86%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Performance - continued

$100,000 Over 10 Years

$100,000 Over 10 Years: Let's say hypothetically that $100,000 was invested in Fidelity ® U.S. Bond Index Fund on February 28, 1992. As the chart shows, by February 28, 2002, the value of the investment would have grown to $205,940 - a 105.94% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $100,000 would have grown to $206,100 - a 106.10% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Dividends and Yield

Periods ended February 28, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.16¢	28.64¢	60.09¢
Annualized dividend rate	4.99%	5.30%	5.56%
30-day annualized yield	4.79%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.87 over the past one month, $10.90 over the past six months and $10.80 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses during the period shown, the yield would have been 4.67%.

Annual Report

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Ford O'Neil became Portfolio Manager of Fidelity U.S. Bond Index Fund on October 8, 2001.

Q. How did the fund perform, Ford?

A. For the 12-month period that ended February 28, 2002, the fund had a total return of 7.48%. The intermediate investment-grade debt funds average returned 6.38% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Aggregate Bond Index - which tracks the types of securities in which the fund invests - returned 7.67%.

Q. What drove the strong performance of investment-grade bonds during the past year?

A. The Federal Reserve Board slashed interest rates 11 times in 2001, bringing the fed funds target rate down from 6.50% at the beginning of 2001 to 1.75% by the end of the year. The market hadn't seen that number of Fed actions since 1988, and the magnitude of the drop - four and three-quarter percentage points - was unprecedented in any calendar year. Those actions were particularly astonishing when you think about how high fed funds rates were in the 1980s and early 1990s. Prior to the tragic events of September 11, the Fed was in an easing phase, cutting interest rates steadily to buoy the economy, though the pace of the rate cuts was slowing with the economy showing some evidence of bottoming in the summer. Following the attacks, the Fed shifted into a more forceful easing mode to prevent uncertainty from pushing an already fragile economy over the edge. In response to the more aggressive easing stance by the Fed, bond yields dropped and their prices - which move opposite their yields - generally rose throughout 2001.

Q. How did bonds perform in the first two months of 2002?

A. It was a somewhat volatile period. Initially, conditions were reasonably favorable for bonds. Even though the Fed didn't make additional rate cuts, Fed Chairman Alan Greenspan remained cautious in his economic outlook. Stock market volatility - due mostly to concerns surrounding the demise of Enron - boosted demand for most fixed-income investments. By the end of the period, however, the bond market languished as investors started to price in potential interest rate hikes in response to signs that the economy was on the mend.

Q. Given that backdrop, how did each segment of the Lehman Brothers Aggregate Bond Index perform?

A. For the 12-month period ended February 28, 2002, corporate securities, which accounted for nearly 23% of the index, returned 7.95%; mortgage-backed securities, at about 36% of the index, returned 8.15%; agency securities, at about 12% of the index, returned 7.37%; and asset-backed securities, at less than 2% of the index, returned 8.67%. Those returns compare to the 6.27% return of U.S. Treasury securities, which made up about 22% of the index.

Annual Report

Q. Let's move to corporate securities - why did they perform so well?

A. Investment-grade corporate bonds offered substantially higher yields than U.S. Treasury securities, a feature that helped fuel strong demand for them as interest rates declined. Prior to September 11, corporate yield spreads tightened significantly relative to government securities, meaning their prices rose faster than Treasuries as their yields declined more rapidly. That marked a significant rebound from historically wide levels, despite having to absorb a record amount of supply. As the yield gap between the two shrunk, corporates outperformed. Immediately after the terrorist attacks, however, spreads widened dramatically as investors moved to the relative safety of U.S. Treasuries, shunning many of the bonds issued by corporations they thought would encounter significant difficulty during a recessionary period. Then came the unraveling of Enron, which cast a pall over the entire corporate sector as investors worried about accounting and financial reporting standards.

Q. Which of the fund's corporate bond holdings performed well? Which were disappointments?

A. Some of the best-performing holdings were in the banking sector, particularly large, dominant banks with global franchises. Our holdings in U.K. telecommunications companies also performed well, even as the U.S. telecom business crumbled. The fund had little exposure to bonds issued by companies that blew up, although it did hold Enron and Kmart during the period. Having a highly diversified portfolio with smaller positions in more securities helped partially offset some of the credit events that took place, reducing our risk exposure and limiting our downside.

Q. Although the yield advantage they offered over Treasuries helped mortgage securities outperform, they faced their own challenges as well . . .

A. That's true. Record low mortgage rates triggered a massive wave of mortgage refinancing and mortgage security prepayment - where mortgages get prepaid at face value before their full term. Bondholders typically dislike prepayment because it leaves them to reinvest the proceeds at lower, prevailing interest rates. To the extent that they were available, we looked for securities made up of mortgages that were less susceptible to being prepaid, including these that had been outstanding for some time, known as "seasoned" securities, as well as commercial mortgage obligations and commercial mortgage-backed securities with better prepayment protection. In recent months however, prepayments have slowed a bit as mortgage rates crept higher.

Q. What's your outlook?

A. Fed Chairman Greenspan recently commented that an economic recovery seemingly is well underway. To many in the bond market, that was interpreted as an early signal that the Fed was finished with its current cycle of lowering interest rates to stimulate growth. If the Fed assumes a more neutral stance toward interest rates, I would expect the sectors that provide a yield advantage over Treasuries to fare best. If rates move substantially higher, the bond market will likely be in for a period of readjustment. But regardless of what the economic and interest rate environment, I will manage the fund with the goal of keeping its performance on track with the Lehman Brothers Aggregate Bond Index, just as it is designed to do.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide results consistent with those of the Lehman Brothers Aggregate Bond Index

Start date: March 8, 1990

Size: as of February 28, 2002, more than $3.0 billion

Manager: Ford O'Neil, since October 2001; co-manager, VIP: Asset Manager and Asset Manager: Growth Portfolios, since October 2001; manager, several Fidelity bond funds; joined Fidelity in 1990

3

Ford O'Neil on managing the fund:

"As the previous manager did, my goal in managing the fund is to have its performance track that of the Lehman Brothers Aggregate Bond Index, which is made up of approximately 6,800 individual securities. Given the expense and complexity of owning each and every one of those securities, I use an investment process known as stratified sampling, which allows me to assemble a portfolio that replicates the characteristics of the index - such as maturity, sector, credit quality and others - by investing in representative securities. As an example, I manage the maturity of the fund and the distribution of maturity to approximate the index. To do so, I determine what portion of securities in the index falls within a maturity range. Once that's completed, I identify securities that will give the fund the same maturity breakdown as the index. I repeat that procedure for other security characteristics including sector, credit quality and others. With the help of Fidelity's credit and quantitative research team, I choose securities that have the characteristics I'm looking for and that also offer the potential to perform better than other securities with similar characteristics."

Annual Report

Investment Changes

Quality Diversification as of February 28, 2002
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa	58.0	66.5
Aa	4.0	4.0
A	12.2	11.2
Baa	10.3	11.0
Ba and Below	0.4	0.7
Not Rated	0.4	0.6

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of February 28, 2002
6 months ago
Years	6.7	7.5
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of February 28, 2002
6 months ago
Years	4.6	4.5

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of February 28, 2002*		As of August 31, 2001**
	Corporate Bonds 25.6%		Corporate Bonds 25.8%
	U.S. Government and Government Agency Obligations 59.1%		U.S. Government and Government Agency Obligations 67.8%
	Asset-Backed Securities 5.1%		Asset-Backed Securities 4.0%
	CMOs and Other Mortgage Related Securities 5.2%		CMOs and Other Mortgage Related Securities 2.9%
	Other Investments 2.0%		Other Investments 2.1%
	Short-Term Investments and Net Other Assets 3.0%		Short-Term Investments and Net Other AssetsA (2.6)%
* Foreign investments	5.3%	** Foreign investments	5.7%

A Short-Term Investments and Net Other Assets are not included in the pie chart.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments February 28, 2002

Showing Percentage of Net Assets

Nonconvertible Bonds - 24.3%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 2.2%
Auto Components - 0.2%
DaimlerChrysler North America Holding Corp. 8% 6/15/10	A3	$ 7,000	$ 7,494
Household Durables - 0.2%
Black & Decker Corp. 7.125% 6/1/11	Baa2	6,000	6,281
Media - 1.1%
British Sky Broadcasting Group PLC yankee 7.3% 10/15/06	Ba1	3,000	3,001
Chancellor Media Corp. 8% 11/1/08	Ba1	3,025	3,184
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	5,000	5,368
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	3,280	2,888
News America, Inc.:
7.28% 6/30/28	Baa3	2,000	1,851
7.3% 4/30/28	Baa3	7,700	7,138
Time Warner Entertainment Co. LP:
8.375% 3/15/23	Baa1	2,542	2,788
8.375% 7/15/33	Baa1	6,000	6,656
			32,874
Multiline Retail - 0.7%
Federated Department Stores, Inc. 6.79% 7/15/27	Baa1	1,800	1,883
Target Corp. 6.35% 1/15/11	A2	7,500	7,816
Wal-Mart Stores, Inc. 6.875% 8/10/09	Aa2	11,000	11,957
			21,656
TOTAL CONSUMER DISCRETIONARY			68,305
CONSUMER STAPLES - 0.9%
Food & Drug Retailing - 0.2%
Kroger Co. 8.05% 2/1/10	Baa3	6,455	7,207
Food Products - 0.4%
ConAgra Foods, Inc.:
5.5% 10/15/02	Baa1	2,400	2,438
6.7% 8/1/27	Baa1	4,000	4,183
6.75% 9/15/11	Baa1	6,000	6,270
			12,891
Household Products - 0.2%
Clorox Co. 6.125% 2/1/11	A1	5,000	4,976
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 0.1%
Philip Morris Companies, Inc. 7% 7/15/05	A2	$ 1,015	$ 1,076
TOTAL CONSUMER STAPLES			26,150
ENERGY - 1.8%
Energy Equipment & Services - 0.2%
Petroliam Nasional BHD (Petronas) yankee 7.125% 10/18/06 (c)	Baa1	5,000	5,366
Oil & Gas - 1.6%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	4,640	4,857
Oryx Energy Co. 8.125% 10/15/05	Baa2	7,935	8,620
Pemex Project Funding Master Trust 7.875% 2/1/09 (c)	Baa2	5,370	5,518
Petroleos Mexicanos 6.5% 2/1/05 (c)	Baa1	5,000	5,120
Phillips Petroleum Co. 8.75% 5/25/10	A3	8,845	10,432
Suncor Energy, Inc. 7.15% 2/1/32	A3	4,435	4,519
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	3,000	3,237
The Coastal Corp. 9.625% 5/15/12	Baa2	7,125	8,280
			50,583
TOTAL ENERGY			55,949
FINANCIALS - 11.9%
Banks - 2.2%
Bank of America Corp.:
7.125% 9/15/06	Aa2	2,150	2,330
7.8% 2/15/10	Aa3	8,000	8,891
BankBoston NA 7% 9/15/07	A1	5,143	5,496
Barclays Bank PLC yankee 8.55% 9/29/49 (b)(c)	Aa2	3,240	3,705
Barnett Banks, Inc. 10.875% 3/15/03	Aa3	1,020	1,101
Edison Mission Energy Funding Corp. 6.77% 9/15/03 (c)	Ba3	1,940	1,862
First Tennessee National Corp. 6.75% 11/15/05	A3	1,540	1,612
First Union Corp. 7.55% 8/18/05	A1	5,000	5,457
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	3,110	3,146
Korea Development Bank 7.375% 9/17/04	Baa2	4,500	4,808
Mellon Financial Co. 6.7% 3/1/08	A2	5,000	5,293
Merita Bank Ltd. yankee 6.5% 1/15/06	A1	2,100	2,194
PNC Funding Corp. 7.5% 11/1/09	A3	7,000	7,519
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Banks - continued
Royal Bank of Scotland Group PLC 7.648% 12/31/49 (e)	Aa3	$ 3,935	$ 4,179
Union Planters Corp. 6.75% 11/1/05	A3	1,500	1,568
Washington Mutual, Inc. 5.625% 1/15/07	A3	8,150	8,215
			67,376
Diversified Financials - 8.0%
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	A3	4,800	4,923
Amvescap PLC 5.9% 1/15/07 (c)	A2	3,300	3,340
Aristar, Inc. 6% 5/15/02	A3	1,600	1,611
AT&T Capital Corp. 6.6% 5/15/05	A2	450	433
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa3	5,225	4,516
Burlington Resources Finance Co. 6.68% 2/15/11	Baa1	5,000	5,099
Citigroup, Inc. 7.25% 10/1/10	Aa2	8,000	8,682
Countrywide Home Loans, Inc.:
5.5% 2/1/07	A3	2,500	2,506
6.45% 2/27/03	A3	5,000	5,178
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	Aa3	6,000	6,139
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	820	854
7.92% 5/18/12	Baa1	5,000	5,027
Devon Financing Corp. ULC 6.875% 9/30/11 (c)	Baa2	6,000	6,017
Diageo Capital PLC yankee 7.25% 11/1/09	A1	4,000	4,363
Ford Motor Credit Co.:
6.5% 1/25/07	A3	5,800	5,740
7.375% 10/28/09	A3	5,000	5,060
7.75% 3/15/05	A3	8,000	8,290
7.875% 6/15/10	A3	2,500	2,595
Foster's Finance Corp. 6.875% 6/15/11 (c)	Baa1	5,000	5,256
General Motors Acceptance Corp.:
5.85% 1/14/09	A2	10,000	9,544
6.875% 9/15/11	A2	18,500	18,385
Household Finance Corp.:
6.375% 10/15/11	A2	11,500	11,305
6.5% 1/24/06	A2	795	807
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Household Finance Corp.: - continued
8% 5/9/05	A2	$ 310	$ 328
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	7,000	7,793
J.P. Morgan Chase & Co.:
5.35% 3/1/07	Aa3	7,600	7,591
6.75% 2/1/11	A1	5,000	5,136
Lehman Brothers Holdings, Inc. 7.75% 1/15/05	A2	4,800	5,174
MMI Capital Trust I 7.625% 12/15/27	Ba1	5,000	4,454
Morgan Stanley Dean Witter & Co. 6.1% 4/15/06	Aa3	5,000	5,243
NiSource Finance Corp. 7.875% 11/15/10	Baa3	4,000	3,892
Pepsi Bottling Holdings, Inc. 5.625% 2/17/09	A1	7,000	7,023
Pitney Bowes Credit Corp. 5.75% 8/15/08	Aa3	6,000	6,080
Popular North America, Inc. 6.125% 10/15/06	A3	6,420	6,413
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa2	1,100	1,030
Reed Elsevier Capital, Inc. 6.125% 8/1/06	A3	1,665	1,708
Southwest Airlines Co. pass thru trust certificate 5.496% 11/1/06	Aa2	8,000	7,982
Spear, Leeds & Kellogg LP/SLK Capital Corp. 8.25% 8/15/05 (c)	A1	7,100	7,824
Sprint Capital Corp.:
6.125% 11/15/08	Baa1	5,000	4,485
6.875% 11/15/28	Baa1	6,000	4,887
State Street Corp. 7.65% 6/15/10	A1	5,000	5,543
Textron Financial Corp. 7.125% 12/9/04	A3	7,000	7,179
TIAA Global Markets, Inc. 5% 3/1/07 (c)	Aaa	4,505	4,504
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	1,470	1,499
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	1,200	1,179
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	4,300	4,791
Unilever Capital Corp. 7.125% 11/1/10	A1	7,000	7,681
			245,089
Insurance - 1.1%
American General Corp. 7.5% 8/11/10	Aaa	5,000	5,503
MetLife, Inc. 6.125% 12/1/11	A1	4,300	4,382
Metropolitan Life Insurance Co. 6.3% 11/1/03 (c)	A1	8,560	8,880
The Chubb Corp. 6.8% 11/15/31	Aa3	9,300	9,358
The MONY Group, Inc. 7.45% 12/15/05	Baa1	5,000	5,236
			33,359
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - 0.6%
Arden Realty LP:
7% 11/15/07	Baa3	$ 5,105	$ 5,049
8.875% 3/1/05	Baa3	2,180	2,312
AvalonBay Communities, Inc. 6.58% 2/15/04	Baa1	2,000	2,034
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	4,600	4,692
EOP Operating LP 7% 7/15/11	Baa1	5,000	5,170
			19,257
TOTAL FINANCIALS			365,081
INDUSTRIALS - 1.4%
Aerospace & Defense - 0.4%
Lockheed Martin Corp. 8.2% 12/1/09	Baa2	5,000	5,689
Raytheon Co. 6.5% 7/15/05	Baa3	7,000	7,258
			12,947
Air Freight & Couriers - 0.2%
FedEx Corp. 6.875% 2/15/06	Baa2	6,000	6,217
Machinery - 0.2%
Tyco International Group SA yankee 6.75% 2/15/11	Baa1	5,300	4,861
Road & Rail - 0.6%
Canadian National Railway Co. yankee 6.9% 7/15/28	Baa2	3,150	3,201
CSX Corp.:
6.46% 6/22/05	Baa2	2,000	2,092
6.75% 3/15/11	Baa2	3,000	3,118
Hertz Corp. 7.625% 8/15/07	Baa2	4,605	4,562
Norfolk Southern Corp. 6.75% 2/15/11	Baa1	3,020	3,159
Wisconsin Central Transportation Corp. 6.625% 4/15/08	Baa2	3,150	3,288
			19,420
TOTAL INDUSTRIALS			43,445
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.2%
Motorola, Inc. 8% 11/1/11	A3	7,300	7,125
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.2%
Compaq Computer Corp. 7.65% 8/1/05	Baa2	$ 4,900	$ 5,094
TOTAL INFORMATION TECHNOLOGY			12,219
MATERIALS - 0.4%
Chemicals - 0.2%
Rohm & Haas Co. 7.4% 7/15/09	A3	6,000	6,517
Paper & Forest Products - 0.2%
Abitibi-Consolidated, Inc. yankee 8.55% 8/1/10	Baa3	5,370	5,704
TOTAL MATERIALS			12,221
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.2%
AT&T Corp.:
6% 3/15/09	A3	5,000	4,696
6.5% 3/15/29	A3	7,620	6,501
8% 11/15/31 (c)	A3	3,230	3,277
British Telecommunications PLC 8.875% 12/15/30	Baa1	7,000	8,305
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (c)	A2	1,800	1,983
Citizens Communications Co. 8.5% 5/15/06	Baa2	6,445	6,769
Koninklijke KPN NV yankee 8% 10/1/10	Baa3	7,000	7,256
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	1,990	2,016
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	5,000	5,369
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa3	5,000	3,000
TELUS Corp. yankee 8% 6/1/11	Baa2	9,000	9,578
WorldCom, Inc.:
7.5% 5/15/11	A3	3,490	3,352
8.25% 5/15/31	A3	6,875	6,571
			68,673
Wireless Telecommunication Services - 0.5%
AT&T Wireless Services, Inc.:
7.35% 3/1/06	Baa2	2,000	2,056
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
AT&T Wireless Services, Inc.: - continued
7.875% 3/1/11	Baa2	$ 5,500	$ 5,699
Cingular Wireless LLC 7.125% 12/15/31 (c)	A3	6,500	6,600
			14,355
TOTAL TELECOMMUNICATION SERVICES			83,028
UTILITIES - 2.6%
Electric Utilities - 1.5%
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	Baa2	5,000	4,846
6.73% 12/11/02 (c)	Baa2	4,450	4,530
Detroit Edison Co. 6.125% 10/1/10	A3	4,735	4,723
Exelon Generation Co. LLC 6.95% 6/15/11 (c)	Baa1	7,000	7,275
FirstEnergy Corp. 6.45% 11/15/11	Baa2	6,735	6,705
Massachusetts Electric Co. 6.78% 11/20/06	A1	2,000	2,138
Niagara Mohawk Power Corp. 7.75% 5/15/06	Baa2	5,000	5,410
PSI Energy, Inc. 6.65% 6/15/06	A3	3,750	3,785
Texas Utilities Electric Co. 6.75% 4/1/03	A3	1,575	1,604
Wisconsin Energy Corp. 6.5% 4/1/11	A2	5,000	5,097
			46,113
Gas Utilities - 0.9%
Consolidated Natural Gas Co.:
5.375% 11/1/06	A3	4,370	4,340
6.85% 4/15/11	A3	1,700	1,767
El Paso Energy Corp. 7.75% 1/15/32	Baa2	3,515	3,397
Enserch Corp. 6.25% 1/1/03	Baa2	6,375	6,443
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	6,700	6,986
Sempra Energy 7.95% 3/1/10	A2	995	1,045
Southwest Gas Corp. 9.75% 6/15/02	Baa2	3,020	3,072
			27,050
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Multi-Utilities - 0.2%
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	$ 4,845	$ 4,464
7.5% 1/15/31	Baa2	3,745	3,201
			7,665
TOTAL UTILITIES			80,828
TOTAL NONCONVERTIBLE BONDS (Cost $730,714)			747,226
U.S. Government and Government Agency Obligations - 23.0%

U.S. Government Agency Obligations - 7.3%
Fannie Mae:
5.25% 6/15/06	Aaa	13,000	13,367
5.5% 2/15/06	Aaa	56,000	58,237
5.5% 5/2/06	Aa2	8,900	9,238
6% 5/15/11	Aaa	5,000	5,173
6.25% 2/1/11	Aa2	9,090	9,405
7.25% 1/15/10	Aaa	5,000	5,629
7.25% 5/15/30	Aaa	33,660	38,469
Fannie Mae - coupon STRIPS:
0% 4/8/03	Aaa	1,000	971
0% 10/8/04	Aaa	1,000	902
Federal Agricultural Mortgage Corp. 6.92% 8/10/02	Aaa	1,040	1,063
Federal Home Loan Bank 4.875% 4/16/04	Aaa	9,000	9,281
Freddie Mac:
5% 5/24/04	Aaa	10,750	10,826
5.25% 2/15/04	Aaa	1,995	2,072
5.875% 3/21/11	Aa2	14,275	14,391
6.25% 7/15/32	Aaa	1,206	1,216
6.75% 3/15/31	Aaa	2,855	3,068
7% 3/15/10	Aaa	12,395	13,710
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	Aaa	1,894	2,070
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Series 2-E, 9.4% 5/15/02	Aaa	$ 36	$ 37
Series T-3, 9.625% 5/15/02	Aaa	37	38
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	517	531
Series 1993-D, 5.23% 5/15/05	Aaa	260	267
Series 1995-A, 6.28% 6/15/04	Aaa	3,988	4,153
Series 1995-B, 6.13% 6/15/04	Aaa	5,000	5,198
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1997-A, 6.104% 7/15/03	Aaa	1,250	1,297
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1994-195, 6.08% 8/15/04	Aaa	751	779
Series 1998-196A, 5.926% 6/15/05	-	1,565	1,637
Private Export Funding Corp. secured:
5.48% 9/15/03	Aaa	650	663
5.65% 3/15/03	Aaa	478	486
5.8% 2/1/04	Aaa	760	783
6.86% 4/30/04	Aaa	341	356
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1999-A:
5.75% 8/1/06	-	7,500	7,806
5.96% 8/1/09	-	3,600	3,636
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			226,755
U.S. Treasury Obligations - 15.7%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	615	662
6.25% 5/15/30	Aaa	43,880	48,174
6.375% 8/15/27	Aaa	25,570	28,147
6.625% 2/15/27	Aaa	76,500	86,618
8.125% 5/15/21	Aaa	1,000	1,295
8.875% 8/15/17	Aaa	21,500	28,965
11.25% 2/15/15	Aaa	17,000	26,363
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Bonds: - continued
12% 8/15/13	Aaa	$ 64,300	$ 90,073
12.75% 11/15/10 (callable)	Aaa	18,500	24,005
U.S. Treasury Notes:
5% 8/15/11	Aaa	50,190	50,515
6.5% 10/15/06	Aaa	7,000	7,663
6.5% 2/15/10	Aaa	11,260	12,491
6.75% 5/15/05	Aaa	70,000	76,407
7% 7/15/06	Aaa	1,775	1,975
TOTAL U.S. TREASURY OBLIGATIONS			483,353
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $703,950)			710,108
U.S. Government Agency - Mortgage Securities - 36.0%

Fannie Mae - 18.5%
5.5% 1/1/09 to 4/1/11	Aaa	4,643	4,729
5.5% 3/1/32 (d)	Aaa	23,290	22,489
6% 8/1/13 to 2/1/32	Aaa	43,898	44,211
6% 3/1/17 (d)	Aaa	23,700	24,056
6% 3/1/32 (d)	Aaa	63,420	63,043
6.5% 7/1/23 to 7/1/31	Aaa	118,827	121,028
6.5% 3/1/32 (d)	Aaa	135,260	137,247
7% 3/1/15 to 9/1/31	Aaa	38,767	40,134
7% 3/1/17 (d)	Aaa	23,700	24,715
7.5% 11/1/07 to 9/1/31	Aaa	66,814	69,839
8% 11/1/08 to 6/1/30	Aaa	13,851	14,752
8.5% 6/1/17 to 8/1/23	Aaa	2,200	2,396
9.5% 12/1/09 to 9/1/21	Aaa	1,125	1,237
10.75% 9/1/10 to 5/1/14	Aaa	119	135
11.25% 5/1/14	Aaa	11	12
11.5% 8/1/14	Aaa	38	43
12.5% 1/1/15	Aaa	6	6
13.5% 11/1/14	Aaa	12	14
14% 3/1/12 to 9/1/13	Aaa	61	71
TOTAL FANNIE MAE			570,157
U.S. Government Agency - Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Freddie Mac - 6.7%
6% 4/1/28 to 11/1/30	Aaa	$ 31,170	$ 31,215
6.5% 3/1/32 (d)	Aaa	45,451	46,118
7% 8/1/29 to 9/1/31	Aaa	3,596	3,708
7% 1/1/31 (d)	Aaa	80,630	83,049
7.5% 9/1/15 to 1/1/31	Aaa	19,186	20,036
8% 7/1/16 to 12/1/30	Aaa	15,610	16,498
8.5% 9/1/19 to 1/1/28	Aaa	1,554	1,690
9% 10/1/16	Aaa	123	135
9.5% 10/1/08 to 8/1/30	Aaa	1,701	1,829
10% 6/1/20	Aaa	20	22
10.5% 5/1/09 to 12/1/15	Aaa	83	92
11% 5/1/15 to 9/1/20	Aaa	947	1,080
11.5% 10/1/15	Aaa	36	40
11.75% 9/1/13	Aaa	26	30
12% 2/1/13 to 7/1/15	Aaa	26	29
12.75% 8/1/12	Aaa	14	17
13.5% 12/1/14	Aaa	142	166
TOTAL FREDDIE MAC			205,754
Government National Mortgage Association - 10.8%
6% 12/15/08 to 4/15/09	Aaa	942	978
6.5% 6/15/23 to 8/20/31	Aaa	108,727	110,874
6.5% 3/1/32 (d)	Aaa	2,059	2,089
7% 12/15/22 to 9/15/31	Aaa	138,908	143,848
7.5% 2/15/17 to 3/15/31	Aaa	47,393	49,907
7.5% 3/1/32 (d)	Aaa	5,075	5,311
8% 7/15/18 to 5/15/29	Aaa	13,885	14,855
8.5% 9/15/30 to 12/15/30	Aaa	4,235	4,532
9.5% 3/15/23	Aaa	57	64
10.5% 5/20/16 to 1/20/18	Aaa	949	1,083
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			333,541
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,087,222)			1,109,452
Asset-Backed Securities - 2.3%

Americredit Automobile Receivables Trust:
5.01% 7/14/08	Aaa	5,000	5,080
5.37% 6/12/08	Aaa	5,000	5,140
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
ANRC Auto Owner Trust 7.06% 5/17/04	Aaa	$ 4,604	$ 4,673
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	2,200	2,210
Capital One Master Trust:
4.6% 8/17/09	Aaa	2,004	1,986
5.3% 6/15/09	Aaa	12,996	13,311
5.43% 1/15/07	Aaa	5,000	5,180
5.45% 3/16/09	Aaa	7,000	7,203
CIT Marine Trust 5.8% 4/15/10	Aaa	3,190	3,247
Ford Credit Auto Owner Trust 5.71% 9/15/05	A1	1,910	1,979
MBNA Credit Card Master Note Trust 5.15% 7/15/09	A2	4,750	4,749
Navistar Financial Owner Trust 7.34% 1/15/07	Aaa	6,000	6,323
Onyx Acceptance Owner Trust 6.85% 8/15/07	Aaa	5,000	5,273
Option One Mortgage Securities Corp. 9.66% 9/26/31 (c)	Ba1	1,237	1,236
Sears Credit Account Master Trust II 6.2% 7/16/07	Aaa	3,542	3,635
TOTAL ASSET-BACKED SECURITIES (Cost $69,608)			71,225
Commercial Mortgage Securities - 3.4%

Allied Capital Commercial Mortgage Trust sequential pay Series 1998-1 Class A, 6.31% 9/25/03 (c)	Aaa	17	17
Chase Manhatten Bank-First Union National Bank Commercial Mortgage Trust sequential pay Series 1999-1 Class A2, 7.439% 8/15/31	Aaa	5,000	5,475
Commercial Mortgage Asset Trust sequential pay Series 1999-C1 Class A3, 6.64% 9/17/10	Aaa	5,000	5,266
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/1/09 (c)	Aaa	5,749	5,923
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2:
Class A2, 6.52% 1/17/35	Aaa	1,673	1,754
Class A3, 6.55% 1/17/35	Aaa	4,180	4,384
Series 1999-C1 Class A2, 7.29% 9/15/41	Aaa	6,000	6,495
Series 1998-C1 Class C, 6.78% 5/17/40	A	9,200	9,296
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
DLJ Commercial Mortgage Corp. sequential pay:
Series 1998-CF1 Class A1B, 6.41% 2/18/31	Aaa	$ 5,000	$ 5,221
Series 1998-CG1 Class A1B, 6.41% 6/10/31	AAA	6,400	6,704
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 12/15/11 (c)	Aaa	6,488	6,364
Heller Financial Commercial Mortgage Asset Corp. sequential pay Series 2000-PH1 Class A1, 7.715% 1/17/34	Aaa	4,526	4,886
LB Commercial Conduit Mortgage Trust Series 1999-C1 Class A2, 6.78% 6/15/31	Aaa	5,000	5,300
LB-UBS Commercial Mortgage Trust sequential pay:
Series 2000-C3 Class A2, 7.95% 1/15/10	Aaa	4,450	5,014
Series 2001-C3 Class A1, 6.058% 6/15/20	AAA	7,867	8,124
Series 2001-C7 Class A2, 5.533% 12/15/25	Aaa	10,000	10,133
Nomura Asset Securities Corp. sequential pay Series 1998-D6 Class A1B, 6.59% 3/17/28	Aaa	7,000	7,427
Thirteen Affiliates of General Growth Properties, Inc. Series 1 Class C1, 6.762% 11/15/04 (c)	A2	8,000	8,336
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $105,456)			106,119
Foreign Government and Government Agency Obligations (g) - 1.6%

Chilean Republic 7.125% 1/11/12	Baa1	6,695	7,013
Newfoundland Province yankee 11.625% 10/15/07	Aa1	4,000	5,229
Nova Scotia Province 5.75% 2/27/12	A3	5,870	5,868
Ontario Province 7% 8/4/05	Aa3	5,000	5,414
Quebec Province:
5.75% 2/15/09	A1	8,000	8,165
6.125% 1/22/11	A1	10,000	10,303
United Mexican States 9.875% 2/1/10	Baa3	6,800	7,820
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $48,159)			49,812
Supranational Obligations - 0.4%

Inter-American Development Bank 7.375% 1/15/10 (Cost $11,017)	Aaa	10,000	11,343
Fixed-Income Funds - 8.1%
	Shares	Value (Note 1) (000s)
Fidelity Ultra-Short Central Fund (f) (Cost $250,000)	25,000,000	$ 248,750
Cash Equivalents - 15.7%
	Maturity Amount (000s)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.91%, dated 2/28/02 due 3/1/02 (Cost $483,166)	$ 483,192	483,166
TOTAL INVESTMENT PORTFOLIO - 114.8% (Cost $3,489,292)		3,537,201
NET OTHER ASSETS - (14.8)%		(455,429)
NET ASSETS - 100%		$ 3,081,772
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $112,702,000 or 3.7% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(g) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	73.4%	AAA, AA, A	68.0%
Baa	10.3%	BBB	12.7%
Ba	0.4%	BB	0.8%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.4%. The percentages are based on the combined long-term debt holdings of the fund and its pro-rata share of the fixed-income central fund.

Purchases and sales of securities, other than short-term securities, aggregated $5,132,720,000 and $4,454,434,000, respectively, of which long-term U.S. government and government agency obligations aggregated $4,141,892,000 and $3,832,824,000, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $68,084,000. The weighted average interest rate was 3.34%. Interest earned from the interfund lending program amounted to $19,000 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,940,000. The weighted average interest rate was 5.13%. At period end there were no bank borrowings outstanding.

Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $3,493,257,000. Net unrealized appreciation aggregated $43,944,000, of which $59,318,000 related to appreciated investment securities and $15,374,000 related to depreciated investment securities.

The fund hereby designates approximately $491,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

A total of 25.81% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $50,290 and repurchase agreements of $483,166) (cost $3,489,292) - See accompanying schedule		$ 3,537,201
Receivable for investments sold		18,009
Receivable for fund shares sold		8,593
Interest receivable		24,405
Total assets		3,588,208
Liabilities
Payable to custodian bank	$ 396
Payable for investments purchased Regular delivery	19,536
Delayed delivery	406,248
Payable for fund shares redeemed	27,563
Distributions payable	281
Accrued management fee	491
Other payables and accrued expenses	625
Collateral on securities loaned, at value	51,296
Total liabilities		506,436
Net Assets		$ 3,081,772
Net Assets consist of:
Paid in capital		$ 3,038,941
Undistributed net investment income		233
Accumulated undistributed net realized gain (loss) on investments		(5,311)
Net unrealized appreciation (depreciation) on investments		47,909
Net Assets, for 282,689 shares outstanding		$ 3,081,772
Net Asset Value, offering price and redemption price per share ($3,081,772 ÷ 282,689 shares)		$ 10.90

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended February 28, 2002
Investment Income Interest		$ 155,383
Security lending		321
Total income		155,704
Expenses
Management fee	$ 8,534
Transfer agent fees	3,681
Accounting and security lending fees	563
Non-interested trustees' compensation	8
Custodian fees and expenses	160
Registration fees	195
Audit	41
Legal	11
Interest	1
Miscellaneous	371
Total expenses before reductions	13,565
Expense reductions	(5,274)	8,291
Net investment income		147,413
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		37,590
Change in net unrealized appreciation (depreciation) on investment securities		4,752
Net gain (loss)		42,342
Net increase (decrease) in net assets resulting from operations		$ 189,755

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations Net investment income	$ 147,413	$ 117,013
Net realized gain (loss)	37,590	2,765
Change in net unrealized appreciation (depreciation)	4,752	91,569
Net increase (decrease) in net assets resulting from operations	189,755	211,347
Distributions to shareholders from net investment income	(147,428)	(118,971)
Share transactions Net proceeds from sales of shares	1,921,178	1,234,671
Reinvestment of distributions	143,049	114,206
Cost of shares redeemed	(1,167,117)	(836,440)
Net increase (decrease) in net assets resulting from share transactions	897,110	512,437
Total increase (decrease) in net assets	939,437	604,813
Net Assets
Beginning of period	2,142,335	1,537,522
End of period (including undistributed net investment income of $233 and $528, respectively)	$ 3,081,772	$ 2,142,335
Other Information Shares
Sold	177,696	118,383
Issued in reinvestment of distributions	13,220	11,000
Redeemed	(108,056)	(80,721)
Net increase (decrease)	82,860	48,662

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2002	2001	2000 D	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.720	$ 10.170	$ 10.800	$ 10.800	$ 10.480
Income from Investment Operations Net investment income B	.597 E	.708	.678	.690	.738
Net realized and unrealized gain (loss)	.184 E	.561	(.573)	(.003)	.316
Total from investment operations	.781	1.269	.105	.687	1.054
Less Distributions
From net investment income	(.601)	(.719)	(.675)	(.687)	(.734)
From net realized gain	-	-	(.054)	-	-
In excess of net realized gain	-	-	(.006)	-	-
Total distributions	(.601)	(.719)	(.735)	(.687)	(.734)
Net asset value, end of period	$ 10.900	$ 10.720	$ 10.170	$ 10.800	$ 10.800
Total Return A	7.48%	12.95%	1.03%	6.48%	10.41%
Ratios to Average Net Assets C
Expenses before expense reductions	.51%	.50%	.50%	.57%	.62%
Expenses net of voluntary waivers, if any	.32%	.32%	.32%	.32%	.32%
Expenses net of all reductions	.31%	.31%	.31%	.31%	.31%
Net investment income	5.54% E	6.84%	6.53%	6.35%	6.98%
Supplemental Data
Net assets, end of period (in millions)	$ 3,082	$ 2,142	$ 1,538	$ 1,295	$ 815
Portfolio turnover rate	178%	144%	133%	184%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D For the year ended February 29.

E Effective March 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.054 and increase net realized and unrealized gain (loss) per share by $.054. Without this change the ratio of net investment income to average net assets would have been 6.04%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2002

1. Significant Accounting Policies.

Fidelity U.S. Bond Index Fund (the fund) is a fund of Fidelity Concord Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount and losses deferred due to wash sales and excise tax regulations.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of February 28, 2002, undistributed net income on a tax basis was as follows:

Undistributed ordinary income	$ 11,088,000

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 147,428,000

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective March 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $9,959,000 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on March 1, 2001.

The effect of this change during the period, was to decrease net investment income by $13,298,000; increase net unrealized appreciation/depreciation by $5,373,000; and increase net realized gain (loss) by $7,925,000. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Annual Report

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee of .32% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .14% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,120,000 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded .32% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $5,048,000.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $18,000 and $208,000, respectively.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Concord Street Trust and the Shareholders of Fidelity U.S. Bond Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity U.S. Bond Index Fund (a fund of Fidelity Concord Street Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity U.S. Bond Index Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 5, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 261 funds advised by FMR or an affiliate. Mr. McCoy oversees 263 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 185 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1987

President of U.S. Bond Index. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of U.S. Bond Index (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Name, Age; Principal Occupation
Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. He is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Name, Age; Principal Occupation
Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (68)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of U.S. Bond Index. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

David L. Murphy (54)

Year of Election or Appointment: 2000

Vice President of U.S. Bond Index. He serves as Senior Vice President (2000) and Bond Group Leader (2000) of Fidelity's Fixed-Income Division, and Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000). Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Ford O'Neil (39)

Year of Election or Appointment: 2001

Vice President of U.S. Bond Index. He also serves as Vice President of other Fidelity funds. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity Funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of U.S. Bond Index. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of U.S. Bond Index. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Stanley N. Griffith (55)

Year of Election or Appointment: 1998

Assistant Vice President of U.S. Bond Index. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (55)
Year of Election or Appointment: 1990 Assistant Treasurer of U.S. Bond Index. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of U.S. Bond Index. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 1998

Assistant Treasurer of U.S. Bond Index. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 19, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	8,819,588,805.72	86.889
Against	650,461,475.00	6.408
Abstain	680,414,006.27	6.703
TOTAL	10,150,464,286.99	100.000
Broker Non-Votes	2,131,957.62
PROPOSAL 2
To elect the 14 nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	9,675,331,661.43	95.299
Withheld	477,264,583.18	4.701
TOTAL	10,152,596,244.61	100.000
Ralph F. Cox
Affirmative	9,670,789,030.38	95.254
Withheld	481,807,214.23	4.746
TOTAL	10,152,596,244.61	100.000
Phyllis Burke Davis
Affirmative	9,664,095,501.68	95.188
Withheld	488,500,742.93	4.812
TOTAL	10,152,596,244.61	100.000
Robert M. Gates
Affirmative	9,671,899,977.22	95.265
Withheld	480,696,267.39	4.735
TOTAL	10,152,596,244.61	100.000
	# of Votes Cast	% of Votes Cast
Abigail P. Johnson
Affirmative	9,643,959,688.95	94.990
Withheld	508,636,555.66	5.010
TOTAL	10,152,596,244.61	100.000
Edward C. Johnson 3d
Affirmative	9,664,359,346.59	95.191
Withheld	488,236,898.02	4.809
TOTAL	10,152,596,244.61	100.000
Donald J. Kirk
Affirmative	9,675,977,243.57	95.305
Withheld	476,619,001.04	4.695
TOTAL	10,152,596,244.61	100.000
Marie L. Knowles
Affirmative	9,674,916,692.17	95.295
Withheld	477,679,552.44	4.705
TOTAL	10,152,596,244.61	100.000
Ned C. Lautenbach
Affirmative	9,676,903,944.61	95.315
Withheld	475,692,300.00	4.685
TOTAL	10,152,596,244.61	100.000
Peter S. Lynch
Affirmative	9,679,628,785.30	95.341
Withheld	472,967,459.31	4.659
TOTAL	10,152,596,244.61	100.000
Marvin L. Mann
Affirmative	9,674,126,969.13	95.287
Withheld	478,469,275.48	4.713
TOTAL	10,152,596,244.61	100.000
William O. McCoy
Affirmative	9,674,922,519.73	95.295
Withheld	477,673,724.88	4.705
TOTAL	10,152,596,244.61	100.000
	# of Votes Cast	% of Votes Cast
Robert C. Pozen
Affirmative	9,674,209,165.13	95.288
Withheld	478,387,079.48	4.712
TOTAL	10,152,596,244.61	100.000
William S. Stavropoulos
Affirmative	9,655,325,574.88	95.102
Withheld	497,270,669.73	4.898
TOTAL	10,152,596,244.61	100.000
PROPOSAL 3
To approve an amended management contract for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	1,056,739,673.36	90.350
Against	50,856,041.41	4.348
Abstain	62,014,886.25	5.302
TOTAL	1,169,610,601.02	100.000
Broker Non-Votes	55,329,588.85
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	1,058,077,012.18	86.528
Against	84,463,054.72	6.908
Abstain	80,268,165.35	6.564
TOTAL	1,222,808,232.25	100.000
Broker Non-Votes	2,131,957.62
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	1,081,565,580.74	88.449
Against	59,877,220.43	4.897
Abstain	81,365,431.08	6.654
TOTAL	1,222,808,232.25	100.000
Broker Non-Votes	2,131,957.62

*Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

UBI-ANN-0402 155671
1.768913.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Supplement to the Fidelity® U.S. Bond Index Fund
Annual Report
dated February 28, 2002

The following information is added to the "Performance: The Bottom Line" section in the annual report at page 5.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UBI_BK_0402
1.772220.100